Forward-Looking Statements May 2017

TrueBlue at a Glance

124,000
Clients served annually with strong diversity[1]

815,000
People connected to work during 2016

#1
Largest U.S. industrial staffing provider

#1
Largest global RPO provider[2]

2012-2016 Adjusted EBITDA CAGR[3]

20% Growth

2013-2016 Average Return on Equity[4]

16% Return

$2.8B
2016 Revenue

PeopleScout recognized as a Leader and Star Performer by Everest, Leader by NelsonHall and consistently ranked as a Top Provider by HRO Today

TrueBlue has been named to Forbes' list of America's Most Trustworthy Companies

Founding member of the U.S. Chamber of Commerce Veterans Employment Advisory Council

Staff Management | SMX charter member of the U.S. Immigration and Customs Enforcement IMAGE Program

[1] No single customer accounts for more than 2% of total revenue on a TTM 1/1/17 basis, pro forma for reductions in use of contingent labor by Amazon announced in 2016.
[2] Source: Everest Group overall service provider share distribution by annual number of hires (2016).
[3] See "Financial Information" in the Investors section of our website at www.trueblue.com for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results.
[4] Calculated as Adjusted Net Income divided by average equity over the prior four quarters.

May 2017 3

Investment Highlights

Specialized Service Offerings to Meet Client Needs May 2017 7% of Revenue / 20% of Adj. EBITDA2 34% of Revenue / 16% of Adj. EBITDA2 59% of Revenue / 64% of Adj. EBITDA2 1 Also includes management of service provider business, which provides customers with improved quality and spend management of their contingent labor vendors. 2 Revenue and Adjusted EBITDA mix calculations based on FY-2016; Adjusted EBITDA mix calculations exclude Corporate unallocated.

Solving Workforce Challenges Globally May 2017 complex global diverse age 65 will be almost double worker shortage growth robust workforce solutions

Construction Manufacturing Transport & Wholesale Retail In d u s tr y D y n a m ic s             Housing Starts Have Not Kept Pace US Manufacturing Renaissance Wholesale Trade At New High eCommerce Growing % of Retail Sales Source: U.S. Census Bureau Source: U.S. Board of Governors of the Federal Reserve System (FRB) Source: Bureau of Labor Statistics Source: US Census Bureau 60 65 70 75 80 85 90 95 100 105 110 19 90 19 93 19 96 19 99 20 02 20 05 20 08 20 11 20 14 20 17 Industrial Production Index 4% 5% 6% 7% 8% 9% 10% 11% 12% 13% 19 93 19 96 19 99 20 02 20 05 20 08 20 11 20 14 20 17 eCommerce % of Retail Sales 3.0 3.5 4.0 4.5 5.0 5.5 19 90 19 93 19 96 19 99 20 02 20 05 20 08 20 11 20 14 20 17 Transportation and Warehousing Employment Millions Strong Position in Attractive Vertical Markets May 2017 - 500 1,000 1,500 2,000 2,500 150 170 190 210 230 250 270 290 310 330 350 19 70 19 75 19 80 19 85 19 90 19 95 20 00 20 05 20 10 20 15 US Population Housing Permits Millions Thousands

7% Growing Market Capitalizing on Secular Forces in Industrial Staffing May 2017       o o  o o      Positive Demographic Trends Temp Penetration Growth Compelling Technology Rise of eCommerce On-Shoring Comeback

Strength of TrueBlue's PeopleScout Business

PeopleScout at a Glance

Trusted global provider of RPO[1] solutions

- In 2016, PeopleScout placed over 268,000 individuals into permanent jobs with 200 customers
- High client retention (~98%)
- Consistently ranked as a top provider by Everest, NelsonHall and HRO Today

Strong client value proposition

- Clients are increasingly turning to RPO to efficiently scale full-time recruiting functions
- Sophisticated service offerings deliver higher quality candidates, reduce fill-times and free up the client to focus on core business

Attractive growth market

- The global RPO market is expected to be $9 billion by 2020, with an annual growth CAGR of 15%+
- The U.S. is currently the largest, most developed market for RPO, but markets in Europe and Asia are also rapidly developing

Global expansion opportunity

- PeopleScout has a strong global footprint (offices in the U.S., Canada, Australia, Poland, and India)
- Clients increasingly seeking services to support global operations
- Excellent potential for further global expansion both organically and via acquisitions (~15% of 2016 revenue came from placements beyond North America)

Increasing Importance to TrueBlue

PeopleScout % of Total Company Results



Revenue
Adjusted EBITDA
4%
5%
7%
20%
FY-15
FY-16

High Margin Business

Adjusted EBITDA Margin



PeopleScout
TBI Total
9%
18%
FY-15
FY-16

[1] PeopleScout offers recruitment process outsourcing (RPO) as well as management of services providers.

May 2017 9

Disciplined Cash Management and Strong Balance Sheet May 2017 1 Calculated as net cash provided by operating activities less capital expenditures. 2 Calculated as Adjusted Net Income divided by average equity over the prior four quarters.    $34 $73 $31 $54 $233 2012 2013 2014 2015 2016 No Debt 0.4x 1.7x 1.7x 0.9x 2012 2013 2014 2015 2016 13% 14% 17% 17% 17% 2012 2013 2014 2015 2016 millions

Strategic Priorities May 2017

PeopleReady Transition

peopleready
A TRUEBLUE COMPANY

Legacy branch based business transitioned to one brand/one system.

Strategic Rationale

Expanding Scope of Services

- Within our legacy structure, only 12 of our top 40 markets had access to all 3 service lines.
- PeopleReady will bring more specialized services to more markets while leveraging central resources to streamline operations.

Increasing Operational Agility

- >50% of PeopleReady's revenue is generated from customers who already work with multiple brands; single point of contact makes it easier.
- One set of operating procedures and systems provide a better customer experience empowering staff to move quickly and capture market share.

Larger Talent Pool

- Associates and customers benefit from scale when information is visible across all systems.
- Common information systems and compelling new technology platforms (i.e. mobile app) increases our ability to attract a more diverse population of workers.

Priorities

Grow Market Share	Streamline Brand Structure

May 2017 12

JobStack Mobile App – A Competitive Differentiator May 2017 CUSTOMER ASSOCIATE Mobile Technology Feature… Driving Value for TrueBlue… 24/7 order creation / viewing Round-the-clock revenue generation Real-time order fill rates Improved customer and experience ratings Lift quality Worksite ratings Enhanced communication and safety Control work week / set availability Tap into larger and more diverse talent pool

Non-GAAP Terms and Definitions May 2017 EBITDA and Adjusted EBITDA are non-GAAP financial measures. EBITDA excludes interest, taxes, depreciation and amortization. Adjusted EBITDA further excludes from EBITDA costs related to acquisition and integration costs and Work Opportunity Tax Credit third-party processing fees. EBITDA and Adjusted EBITDA are key measures used by management to assess performance and, in our opinion, enhance comparability and provide investors with useful insight into the underlying trends of the business. EBITDA and Adjusted EBITDA should not be considered measures of financial performance in isolation or as an alternative to Income from operations in the Consolidated Statements of Operations in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies. Adjusted net income and Adjusted net income per diluted share are non-GAAP financial measures, which exclude from Net income and Net income on a per diluted share basis, costs related to acquisition and integration costs, amortization of intangibles of acquired businesses as well as accretion expense related to acquisition earn-out, tax effect of each adjustment to U.S. GAAP Net income, and adjusts income taxes to the expected ongoing effective tax rate. Adjusted net income and Adjusted net income per diluted share are key measures used by management to assess performance and, in our opinion, enhance comparability and provide investors with useful insight into the underlying trends of the business. Adjusted net income and Adjusted net income per diluted share should not be considered measures of financial performance in isolation or as an alternative to net income or net income per diluted share in the Consolidated Statements of Operations in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies. Free cash flow is defined as net cash provided by operating activities, minus purchases for property and equipment. Free cash flow is a non-GAAP financial measure and is not intended to replace net cash provided by operating activities, the most directly comparable financial measure prepared in accordance with GAAP. We present free cash flow because we believe it indicates the amount of cash available after capital expenditures for, among other things, investments in our existing business, debt service obligations, repurchase of our common stock, and strategic acquisitions. See “Financials” in the Investors section of our web site at www.trueblue.com for a full reconciliation of non-GAAP financial measures to U.S. GAAP financial results.